UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 15, 2005

--------------

THE MADONNA CORPORATION

(Name of Small Business issuer in its charter)

COLORADO 000-32445 98-0219214
(State or other jurisdiction of (Commission File No.) (IRS Employer Identification No.)
incorporation or organization)

7816 CALLA DONNA PLACE, SW, CALGARY, AB T2V 2R1
(Address of principal executive offices)

(403) 818-6440
(Registrant’s telephone number)
-------------------------

AGENT FOR SERVICE WITH COPY TO:

Thomas J. Charlton Joseph I. Emas, Attorney at Law
7816 Bella Donna Place, SW 1224 Washington Avenue
Calgary, AB T2V 2R1 Miami Beach, FL 33139
(403) 818-6440 (305) 531-1174
(305) 531-1274

Item 2.01  Acquisition or Disposition of Assets.

On January 15, 2005, the registrant completed a purchase of certain mineral claims from Thomas J. Charlton, the registrant’ President and Chief Executive Officer.   As a result of this transaction The Madonna Corporation will acquire a 100% undivided interest in a block of mineral claims known as the Long Lake Gold Prospect, Abrey Township, North Western, Ontario, Thunder Bay Mining District.

The agreement calls for the issuance of 600,000 pre-split shares of The Madonna Corporation’s common stock in exchange for the property.  Mr. Charlton purchased the claims for $25,000 Canadian and both the registrant and Mr. Carlton have agreed on an exchange rate of US $0.80 per Canadian dollar.  Mr. Charlton also advanced US $2,500, after applying the exchange rate giving the transaction a price of US $22,500 or $0.0375 per share.  A copy of the minutes outlining this transaction is included in this document as Exhibit 99.1

A copy of the Geological report is in included in this document as Exhibit 99.2

Item 8 01. Other Events

On January 15, 2004 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the issued and outstanding shares on a ten to one (10 – 1) basis bringing the total common shares issued and outstanding to 11, 650,000.

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

EXHIBITS

1.1 June 30, 2004 Annual Report on Form 10K.

1.2 December 31, 2004 Quarterly Report on Form 10Q

23 Consent of Professional Geologist for inclusion of name.

0.1 January 15, 2005 Minutes of The Board of Directors

99.2 Geological Report

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Madonna Corporation

s/s Thomas J. Charlton

January 28, 2005

     Thomas J. Charlton, President

Exhibit 13.1

June 30, 2004 Annual Report

On Form 10K

U.S. Securities and Exchange Commission

Washington, DC 20549

FORM 10 K SB

[ X ] ANNUAL REPORT UNDER SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

For the fiscal year ended June 30, 2004

Commission File No. 0-32445

THE MADONNA CORPORATION

       COLORADO                                                                                              98-0219157

(State or other jurisdiction of

(IRS Employer

incorporation or organization)

ID Number)

3215 MATHERS AVENUE, WEST VANCOUVER, BC, CANADA                      V7V 2K6

(Address of principal executive office)                                                                 (Zip code)

Issuer’s telephone number:      (604) 913-8355

Securities registered under Section 12(b) of the Exchange Act:   NONE

Securities registered under Section 12(g) of the Exchange Act:  COMMON STOCK

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registration was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes X   No____

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10K SB or any amendment to this Form 10K SB. [ X ]

State issuer’s revenues for its most current fiscal year.     $-0-

State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specific date within the past 60 days.  As of June 30, 2001:   $0.02

Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after distribution of securities under a plan confirmed by a court.

Yes______    No______ Not applicable.

The number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date.  565,000 shares common stock.  This Form 10-KSB consists of 29 pages.

TABLE OF CONTENTS

FORM 10-KSB ANNUAL REPORT

THE MADONNA CORPORATION

PART I

ITEM

PAGE

Item   1

Description of Business …………………………………………..…….….1

Item   2

Description of Property…………………………..................................….. 4

Item   3

Legal Proceedings...................................................…………...............….. 4

Item   4

Submission of Matters to a Vote of Security Shareholders…………….….4

PART II

Item   5

Market for the Registrant’s Common Equity and

related Stockholder  Matter..........................…………….....................…….4

Item   6

Management’s Discussion and Analysis of

Financial Condition and Results of Operations.………… ..................….…4

Item   7

Financial Statements..................…………...........................................….…5

Item   8

Changes in and Disagreements on Accounting

and Financial Disclosure.…………….....................................................….12

PART III

Item   9

Directors, Executive Officers, Promoters and Control

persons, Compliance with Section 16(a) of the Exchange Act.…...........… 12

Item 10

Executive Compensation.... .............…………......................................….. 14

Item 11

Security Ownership of Certain Beneficial Owners

and Management............................………….........................................…. 14

Item 12

Certain Relationships and Related Transactions…………. ............……….14

Item 13

Exhibits and Reports on Form 8-K...........…………............................……14

Signatures ...............……………....................................................................................……. 15

PART I

ITEM 1.  DESCRIPTION OF BUSINESS.

General Description of Registrant

The Madonna Corporation was incorporated under the laws of the State of Colorado on January 19, 2000 and is in the early developmental and promotional stages.  To date our only activities have been organizational ones, directed at developing its business plan and raising its initial capital.  The Company has not commenced any commercial operations.  The Company has no full-time employees and owns no real estate.

Narrative Description of Business

The Company’s business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance shareholder value. The acquisition of a business opportunity may be made by purchase, merger, exchange of stock, or otherwise, and may encompass assets or a business entity, such as a corporation, joint venture, or partnership.  The Company has very limited capital, and it is unlikely that the Company will be able to take advantage of more than one such business opportunity.

The Company intends to continue to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings.  At the present time the Company has not identified any business opportunity that it plans to pursue, nor has the Company reached any agreement or definitive understanding with any person concerning an acquisition.

The Madonna Corporation anticipates that the business opportunities presented to it will:

(i) be recently organized with no operating history or a history of losses attributable to under-capitalization or other factors;

(ii) be experiencing financial or operating difficulties;

(iii} be in need of funds to develop a new product or service or to expand into a new market;

(iv) be relying upon an untested product or marketing concept; or

(v) have a combination of the characteristics mentioned in (i)through(iv).

The Company intends to concentrate its acquisition efforts on properties or businesses that it believes to be undervalued.  Given the above factors, investors should expect that any acquisition candidate may have a history of losses or low profitability.  The Company does not propose to restrict its search for investment opportunities to any particular geographical area or industry and  may, therefore,  engage in essentially any business, to the extent of its  limited resources.   This includes industries such as service,  finance, natural resources, manufacturing, high technology,  product  development,  medical, communications and others. Our discretion in the selection of business opportunities is unrestricted, subject to the availability of such opportunities, economic conditions, and other factors.

As a consequence of this registration of its securities, any entity, which has an interest in being acquired by, or merging into The Madonna Corporation, is expected to be an entity that desires to become a public company and establish a public trading market for its securities.  In connection with such a merger or acquisition, it is highly likely that an amount of stock constituting control of the Company would be issued or purchased from the current principal shareholders by the acquiring entity or its affiliates.  If stock is purchased from the current shareholders, the transaction is very likely to result in substantial gains to them relative to their purchase price for such stock.  In the Company’s judgment, none of its officers and directors would thereby become an  "underwriter" within the meaning of the Section 2(11) of the Securities Act of 1933.

Investigation and Selection of Business Opportunities

To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other company's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, the perceived benefit we will derive from becoming a publicly held entity. There are numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria.  In many instances, it is anticipated that the historical operations of a specific business opportunity may not necessarily be indicative of the potential for the future.  This is due to the possible need to shift marketing approaches substantially, expand significantly, change product emphasis, change or substantially augment management, or make other changes.  The Company will be dependent upon the owners of a business opportunity to identify any such problems that may exist and to implement, or be primarily responsible for the implementation of required changes.

The Madonna Corporation may participate in a business opportunity with a newly organized firm or with a firm that is entering a new phase of growth.  We should emphasize that we will incur further risks, because management in many instances will not have proved its abilities or effectiveness. The eventual market for such company's products or services will likely not be established, and such company may not be profitable when acquired.

It is anticipated that the Company will not be able to diversify, but will essentially be limited to one such venture because of our limited financing.  This lack of diversification will not permit us to offset potential losses from one business opportunity against profits from another, and should be considered an adverse factor affecting any decision to purchase our securities.  It is emphasized that management of The Madonna Corporation may effect transactions having a potentially adverse impact upon its shareholders pursuant to the authority and discretion of management to complete acquisitions without submitting any proposal to the stockholders for their consideration.

Holders of the Company's securities should not anticipate that we will necessarily furnish such holders, prior to any merger or acquisition, with financial statements or any other documentation, concerning a target company or its business.  In some instances, however, the proposed participation in a business opportunity may be submitted to the stockholders for their consideration, either voluntarily by such directors to seek the stockholders' advice and consent or because state law so requires.

The Madonna Corporation anticipates that it will consider, among other things, the following factors:

1.

Potential for growth and profitability, indicated by new technology, anticipated market expansion, or new products;

2.

Our perception of how any particular business opportunity will be received by the investment community and by our stockholders;

3.

Whether, following the business combination, the financial condition of the business opportunity would be or would have a significant prospect in the foreseeable future of becoming sufficient to enable the securities of The Madonna Corporation to qualify for listing on an exchange or on a national automated securities quotation system, such as NASDAQ, so as to permit the trading of such securities to be exempt from the requirements of Rule l5c2-6 recently adopted by the Securities and Exchange Commission

4.

Capital requirements and anticipated availability of required funds to be provided by The Madonna Corporation or from operations, through the sale of additional securities, through joint ventures or similar arrangements, or from other sources;

5

The extent to which the business opportunity can be advanced;

6.

Competitive position as compared to other companies of similar size and experience within the industry segment as well as within the industry as a whole;

7.

Strength and diversity of existing management, or management prospects that are scheduled for recruitment;

8.

The cost of participation by the Company as compared to the perceived tangible and intangible values and potential; and

9.

The accessibility of required management expertise, personnel, raw materials, services, professional assistance, and other required items.

 Item   2 Description Of Property

An officer of the Registrant provides office facilities at 3215 Mathers Avenue, West Vancouver, British Columbia.  There is no charge for the use of these facilities.  The Company maintains no other office and owns no real estate.

Item

3

Legal Proceedings

There are no legal proceedings in which the Company is involved.

Item

4

Submissions of Matters to a Vote of Security Holders

There have been no matters submitted to a vote of the security holders during the fourth quarter of the fiscal year ended June 30,2004.

PART II

Item

5

Market for Common Equity and Related Stockholder Matters

There is no public trading market for the Company’s securities.

Item

6

Management Discussion and Analysis or Plan of Operation

Liquidity and Capital Resources.  The Company is a development stage company and has not had any revenues to date.  The Company had no revenues during the year ended June 30,2004.  The ability of the Registrant to achieve its operational goals will depend upon its ability implement its business plan.   Additional capital is needed to continue or expand its operations, but there is no assurance that such capital in equity or debt form will be available.

Results of Operations.  The Company is a development stage company that generated no revenue during the past year.  The Company accumulated a deficit of approximately $ ______ for the fiscal year ending June 30,2004.

Item

7

Financial Statements

Audited financial statements for the year ended June 30,2004 follow.

THE MADONNA CORPORATION

(A Development Stage Company)

REPORT AND FINANCIAL STATEMENTS

June 30,2004

(Stated in US Dollars)

PART III

ITEM

9

Directors, Executive Officers, Promoters And Control Persons; Compliance With Section 16(A) Of The Exchange Act

The Directors and Executive Officers of the registrant are as follows:

Name                                 Age

Position                               Period of Service

Inge L. E. Kerster

56

President

            Officer and director since

            January 19, 2000 (Inception)

Lance R. Larsen

45

Secretary/Treasurer

      Officer and director since

June 1, 2003

The Directors of the Company hold office until the next annual meeting of he shareholders and until their successors have been elected and have qualified.  There is no family relationship between and executive officer and director of the Company.

Business Experience.

Inge L.E. Kerster who is The Madonna Corporation's President, has served as the sole officer and director of the Company since January, 2000.

Ms. Kerster is currently President and majority shareholder of Sandringham Investments, Limited, a British Columbia corporation engaged in providing consulting services relating to mergers and acquisitions and assisting Canadian companies seeking publicly trading status in the United States.

Mr. Lance R. Larsen has been an officer and director of  The Madonna Corporation since June 1, 2003.  From August 1997 to the present he has served as Vice President and General Manager of Bio-Med Marketing Inc., a Calgary, Alberta firm that specializes in financing and consulting to bio-medical companies.  His duties there include hiring and training all sales personnel, designing and developing all in-house applications software applications, including the company network design and maintenance.

From June 1988, Mr. Larsen served as General Manager of West Coast International, a company specializing in international sales of communications accessories.  His duties there were to hire and train all sales staff and design and maintain all software and network installations.

Mr. Larsen graduated with honors from the Canadian Investment Funds Institute and the Dale Carnegie sales course.

Item

10

Executive Compensation

During the year ended June30, 2004, the officers of the Company received no salary or benefits.  At the present time none of the officers or directors receives any salaried compensation for their services. The Company has no formal policy or plan regarding payment of salaries, but should it pay them, it would be in conformance with general business considerations as to the payment of same, such as the desire to compensate officers and employees for time spent on behalf of the Company.

No retirement, pension, profit sharing, stock option or insurance programs or similar programs have been adopted by the Registrant for the benefit of its employees.

No executive officer or director of the Company holds any option to purchase any of the Company’s securities.

Item

11. Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information, as of June 30,2004 of persons known to the Company as being the beneficial owner of over 5% of the Company’s Common Stock.

Title

           Name and Address of

            Amount and Nature

Percent of

           Owner

            of Ownership

            Ownership

Common

Inge L. E. Kerster*

            500,000

     89.291

3215 Mathers Avenue

West Vancouver, BC V7V 2K6

Item

12

Certain Relationships and Related Transactions

None

Item

13

Exhibits and Reports on Form 8-K

None

Exhibit 99.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

A report on Form 8K reporting the resignation of the registrant’s independent auditor and the appointment of a new independent auditor was filed May 11, 2004.  A copy of the Form 8K is attached to this document as Exhibit 99.5

SIGNATURES

In Accordance with Section 13 or 15(d) of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MADONNA CORPORATION

By: /S/   Inge L. E. Kerster

  Inge L. E. Kerster, Director and President

/S/   Lance R. Larsen

 Lance R. Larsen, Director and

 Chief Financial Officer

September ____, 2004

Exhibit 99.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

---------------------------------------------------------------

In connection with the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-KSB of The Madonna Corporation (the "Company")  for the period ended September 30, 2002, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Inge Kerster, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted  pursuant  to  Section  302 and 906 of the Sarbanes-Oxley Act of 2002,

that:

1. I have reviewed this annual report on Form 10-KSB of The Madonna Corporation;

2. Based on my knowledge, this yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this yearly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date with 90 days prior to the filing date of this yearly report (the "Evaluation Date"); and

     c) presented in this yearly report my conclusions about effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant deficiencies in the design or operation of internal controls which could      adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors and material weakness in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this yearly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: May 17, 2004

/s/ Inge Kerster

     Inge Kerster Chief Executive Officer

Exhibit 99.2

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

302 and 906 of the Sarbanes-Oxley Act of 2002.

--------------------------------------------------------------------

In connection  with the Annual Report Pursuant to Section 13 or 15(d) of the Securities  Exchange  Act of 1934 on Form 10-KSB of The Madonna Corporation(the "Company")  for the period ended June 30,2004, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Inge Kerster, (Principal financial and accounting officer), certify, pursuant to 18 U.S.C. Sec.1350, as  adopted  pursuant  to  Section  302 and 906 of the Sarbanes-Oxley Act of 2002, that:

1. I have reviewed this annual report on Form 10-KSB of The Madonna Corporation

2. Based on my knowledge, this yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this yearly report is being prepared;

b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date with 90 days prior to the filing date of this yearly report (the "Evaluation Date"); and

c) presented in this yearly report my conclusions about effectiveness of      the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors and material weakness in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this yearly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: May 17, 2004

/s/ Lance R. Larsen

     Lance R. Larsen (Principal financial and accounting officer)

  EXHIBIT 99.3

                             Controls And Procedures

The Company's management, including the Chief Executive Officer and Chief Financial Officer conducted an evaluation of the Company's disclosure controls and procedures as of a date within 90 days of the filing of this report on Form 10-KSB. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have determined that such controls and procedures are designed to ensure that material information relating to the Company, is made known to them, particularly during the period in which this Form 10-KSB was being prepared. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Exhibit 99.4

CERTIFICATIONS OF CEO AND CFO PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of the Madonna Corporation, a Colorado corporation (the "Company"), on Form 10-KSB for the fiscal year ended June 30,2004, as filed with the Securities and Exchange Commission (the "Report"), Inge Kerster, Chief Executive Officer of the Company and Lance R. Larsen, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to  906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.  1350), that to his knowledge:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Inge Kerster

       Inge Kerster  Chief Executive Officer

  /s/ Lance R. Larsen

      Lance R. Larsen Chief Financial Officer

     May 17, 2004

A signed original of this written statement required by Section 906 has been provided to The Madonna Corporation and will be retained by The Madonna Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 99.5

REPORT ON FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 26, 2003

--------------

THE MADONNA CORPORATION

(Name of Small Business issuer in its charter)

       COLORADO                        000-32445               98-0219157

     (State or other jurisdiction of            (Commission File No.)             (IRS Employer

      incorporation or organization)

     Identification No.)

3215 Mathers Avenue, West Vancouver, BC V7V 2K6

(Address of principal executive offices)

(604) 913-8355

(Registrant’s telephone number)

-------------------------

Item 4.  Changes in Registrant’s Certifying Accountant

On November 15, 2003, the registrant’s independent auditors, Janet Loss, C.P.A., P.C. resigned.  There are not now, nor have there ever been any disagreements with Janet Loss, C.P.A., P.C. regarding any accounting or financial disclosure matters. A copy of the resignation letter is attached to this report as Exhibit 16:1

Amisano Hanson, Chartered Accountants has been appointed the registrant’s new independent auditor.

The registrant has not consulted with Amisano Hanson on any accounting matters prior to its engagement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADONNA CORPORATION

/S/ Inge L. E. Kerster

     Inge L.E. Kerster, President

/S/ Lance Larsen

     Lance Larsen, Secretary/Treasurer

Date   May 10, 2004

EXHIBIT 16:1

RESIGNATION LETTER

JANET LOSS, C.P.A., P.C.

CERTIFIED PUBLIC ACCOUNTANT

1780 SOUTH BELLAIRE STREET

SUITE 500

DENVER, CO 80210

0.1.878 303.782.0899 FAX

November 15, 2003

The Madonna Corporation

3215 Mathers Avenue

West Vancouver, BC V7V 2K6

Dear Sirs:

RE: Resignation of Auditor

Because of the advent of the Sarbanes-Oxley Act and the increased registration requirements and exposure to potential liability, we have decided that our firm would not seek registration with the Public Oversight Accounting Board and as a result, we find ourselves unable to continue as your Independent Public Accountant.

In accordance with Regulation S-K 304, we resign as auditor of The Madonna Corporation effective immediately.  We confirm that we have issued a standard auditors report for the past two years with no qualifications or modifications.  We also confirm that there has been no disagreements with management on any accounting issues or that a change was recommended by the Board of Directors or the Audit Committee.

Please contact us if you have any questions or concerns.

Yours truly,

Janet Loss, C.P.A., P.C.

S/S Janet Loss

      Janet Loss, CPA

Exhibit 13.2

December 31, 2004 Quarterly Report

On Form 10Q

United States

Securities and Exchange Commission

Washington, DC 20549

FORM 10Q SB/A

[X] QUARTERLY REPORT UNDER SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2004

[ ] TRANSITION REPORT UNDER SECTION  13 OR 15 (d) OF THE

EXCHANGE ACT

Commission file Number 0 - 32445

THE MADONNA CORPORATION

 Exact name of small business issuer as specified in its charter

Colorado                                                                 98 - 0219214

(State or other jurisdiction of

I.R.S. Employer

               incorporation or organization)

Identification Number

7816 CALLA DONNA PLACE, SW, CALGARY, AB T2V2R1 CANADA

                    (Address of principal executive office)

(403) 818-6440

Issuer's telephone number

3215 MATHERS AVENUE, WEST VANCOUVER, BC  V8K 2R2 CANADA

(Former name, former address and former fiscal year, if changed since last report)

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY

PROCEEDINGS DURING THE PAST FIVE YEARS

Check whether the registrant filed all documents and reports required

To be filed by Section 12, 13 or 15 (d) of the Exchange Act after the distribution of

Securities under a plan confirmed by a court.  Yes ____  No ____

APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the Issuer's common equity as of the last practicable date: 565,000 shares

Transitional Small Business Disclosure Format (check one)  Yes ___  No    X

Item 1.

THE MADONNA CORPORATION

(A Development Stage Company)

INTERIM FINANCIAL STATEMENTS

December 31, 2004

(Stated in US Dollars)

(Unaudited)

SEE ACCOMPANYING NOTES

THE MADONNA CORPORATION

(A Development Stage Company)

INTERIM BALANCE SHEETS

December 31, 2004 and June 30, 2004

(Stated in US Dollars)

(Unaudited)

		December 31,	June 30,
		2004	2004
LIABILITIES

Current
Accounts payable and accrued liabilities		$ 15,005	$ 6,177

STOCKHOLDERS’ DEFICIENCY

Preferred stock
10,000,000	shares authorized, $0.001 par value
None issued
Common stock
100,000,000	shares authorized, $0.001 par value
565,000	shares issued (June 30, 2004: 565,000)	565	565
Additional paid-in capital		1,235	1,235
Deficit accumulated during the development stage		(16,805)	(7,977)

		(15,005)	(6,177)

		$ -	$ -

SEE ACCOMPANYING NOTES

THE MADONNA CORPORATION

(A Development Stage Company)

INTERIM STATEMENTS OF OPERATIONS

for the three and six months ended December 31, 2004 and 2003 and for the period January 19, 2000 (Date of Incorporation) to December 31, 2004

(Stated in US Dollars)

(Unaudited)

January 19, 2000
(Date of
	Three months ended		Six months ended		Incorporation) to
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004

Expenses
General and administrative	$ 2,763	$ 480	$ 8,828	$ 1,500	$ 16,805

Net loss for the period	$ (2,763)	$ (480)	$ (8,828)	$ (1,500)	$ (16,805)

Basic and diluted loss per share	$ 0.00	$ 0.00	$ 0.02	$ 0.00

Weighted average number of shares outstanding	565,000	565,000	565,000	565,000

SEE ACCOMPANYING NOTES

THE MADONNA CORPORATION

(A Development Stage Company)

INTERIM STATEMENTS OF CASH FLOWS

for the six months ended December 31, 2004 and 2003

and for the period January 19, 2000 (Date of Incorporation) to December 31, 2004

(Stated in US Dollars)

(Unaudited)

			January 19, 2000
			(Date of Incor-
			Poration) to
	December 31,		December 31,
	2004	2003	2004

Operating Activities
Net loss for the period	$ (8,828)	$ (1,500)	$ (16,805)
Change in non-cash working capital balance related to Operations
Accounts payable and accrued liabilities	8,828	1,500	15,005

	-	-	(1,800)

Financing Activity
Issue of common stock	-	-	1,800

Increase (decrease) in cash during the period	-	-	-

Cash, beginning of the period	-	-	-

Cash, end of the period	$ -	$ -	$ -

Supplementary disclosure of cash flow information:
Cash paid for:
Interest	$ -	$ -	$ -

Income Taxes	$ -	$ -	$ -

SEE ACCOMPANYING NOTES

THE MADONNA CORPORATION

(A Development Stage Company)

INTERIM STATEMENT OF STOCKHOLDERS’ DEFICIENCY

for the period January 19, 2000 (Date of Incorporation) to December 31, 2004

(Stated in US Dollars)

(Unaudited)

				Deficit
				Accumulated
			Additional	During the
	Common Shares		Paid-in	Development
	Number	Par Value	Capital	Stage	Total

Balance, January 19, 2000 (Date of Incorporation)	-	$ -	$ -	$ -	$ -
Issued for services – at $0.001	500,000	500	-	-	500
Issued for cash:
Common stock – at $0.02	60,000	60	1,140	-	1,200
Net loss for the period	-	-	-	(912)	(912)

Balance, June 30, 2000	560,000	560	1,140	(912)	788
Net loss for the year	-	-	-	(685)	(685)

Balance, June 30, 2001	560,000	560	1,140	(1,597)	103
Net loss for the year	-	-	-	(718)	(718)

Balance, June 30, 2002	560,000	560	1,140	(2,315)	(615)
Issued for cash:
Common stock – at $0.02	5,000	5	95	-	100
Net loss for the year	-	-	-	(2,187)	(2,187)

Balance, June 30, 2003	565,000	565	1,235	(4,502)	(2,702)
Net loss for the period	-	-	-	(3,475)	(3,475)

Balance, June 30, 2004	565,000	565	1,235	(7,977)	(6,177)
Net loss for the period	-	-	-	(8,828)	(8,828)

Balance, December 31, 2004	565,000	$ 565	$ 1,235	$ (16,805)	$ (15,005)

THE MADONNA CORPORATION

(A Development Stage Company)

NOTES TO THE INTERIM FINANCIAL STATEMENTS

December 31, 2004)

(Stated in US Dollars)

(Unaudited)

Note 1

Interim Reporting

The accompanying unaudited interim financial statements have been prepared by The Madonna Corporation (the “Company”) pursuant to the rules and regulations of the United States Securities and Exchange Commission.  Certain information and disclosures normally include in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations.  In the opinion of management all adjustments and disclosures necessary for a fair presentation of these financial statements have been included.  Such adjustments; consist of normal recurring adjustments.  These interim financial statements should be read in conjunction with the audited financial statements of the Company for the fiscal year ended June 30, 2004, as filed with the United States Securities and Exchange Commission.

The results of operations for the six months ended December 31, 2004 are not indicative of the results that may be expected for the full year.

Note 2

Continuance of Operations

The interim financial statements have been prepared using generally accepted accounting in the United States of America applicable for a going concern which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business.  At December 31, 2004, the Company has a working capital deficiency of $ $15,005 which is not sufficient to meet its planned business objectives or to fund mineral property expenditures and ongoing operations for the next twelve months.  The Company has accumulated losses of $16,805 since its commencement and has not yet achieved profitable operations.  Its ability to continue as a going concern is dependent on the ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities arising from normal business operations when they become due.

These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.  The Company anticipates that additional funding will be in the form of equity financing from the sale of common stock.  The Company may also seek to obtain short-term loans from the directors of the Company.  There are no current arrangements in place for equity funding or short-term loans.

Note 3

Related Party Transactions

Included in the accounts payable and accrued liabilities at December 31, 2004 is $7,742 (June 30, 2004: $2,677) due to a former director of the Company.  The amount is unsecured, non-interest bearing and has no specific terms of repayment.

Note 4

Subsequent Events

i)

By a resolution dated January 15, 2005 the Company indicated its intention to forward split its issued and outstanding common shares on a 10 for 1 basis.

ii)

On January 15, 2005, the Company agreed to acquire a 100% undivided interest in mineral claims located in Northwestern Ontario by the issuance of 600,000 pre-split common shares of the Company.  The vendor of these mineral claims is the President of the Company.

Item 2.

Management’s Discussion and Analysis or Plan of Operation.

The Company’s business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance shareholder value. The acquisition of a business opportunity may be made by purchase, merger, exchange of stock, or otherwise, and may encompass assets or a business entity, such as a corporation, joint venture, or partnership.  The Company has very limited capital, and it is unlikely that the Company will be able to take advantage of more than one such business opportunity.

The Company intends to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings.  At the present time the Company has not identified any business opportunity that it plans to pursue, nor has the Company reached any agreement or definitive understanding with any person concerning an acquisition.

Liquidity and Capital Resources

The Madonna Corporation remains in the development stage and, since inception, has experienced some small expenses for the preparation of financial statements and periodic reports as required by the Securities Exchange Act of 1934. Consequently, our balance sheet for the period ending December 31, 2004 reflects current assets of    $ 0 in the form of cash, and total assets of $ 0.

The Madonna Corporation will carry out its plan of business as discussed above.  We cannot predict to what extent liquidity and capital resources will be diminished prior to the consummation of a business combination.

We believe that our existing capital will not be sufficient to meet our cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act. A related party has advanced the sum of $7,742 to pay for the preparation and filing of required reports. There is no assurance, however, that funds will be available funds will ultimately prove to be adequate to allow it to complete a business combination, and once a business combination is completed, the Company's needs for additional financing are likely to increase substantially.

No commitments to provide additional funds have been made by management or other stockholders.  Accordingly, there can be no assurance that any additional funds will be available.

Irrespective of whether the cash assets prove to be inadequate to meet operational needs, the Company might seek to compensate providers of services by issuances of stock in lieu of cash.

SEE ACCOMPANYING NOTES

PART II

OTHER INFORMATION

Item 1.

Legal Proceedings

None

Item

2.

Changes in Securities

None

Item 3.

Defaults Upon Senior Securities

Not Applicable

Item 4.

Submission of Matters to a Vote of Securities Holders

None

Item 6.

Exhibits and Reports on Form 8K

Exhibit  99.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2003.

Exhibit 99.2

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2003.

Exhibit 99.3

Controls And Procedures

Exhibit 99.4

Certifications Of CEO And CFO Pursuant To Section 906 Of The Sarbanes-Oxley Act

The Company filed a Form 8K on

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MADONNA CORPORATION

Dated February 11, 2005

/S/ Thomas Charlton

     Thomas Charlton, President and Director

/S/ Lance R. Larsen

     Lance R. Larsen, Secretary/Treasurer and Director

Exhibit 99.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2003.

---------------------------------------------------------------

In  connection  with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities  Exchange  Act of 1934 on Form 10-KSB of The Madonna Corporation(the "Company")  for the period ended December 31, 2004, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Thomas Charlton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted  pursuant  to  Section  302 and 906 of the Sarbanes-Oxley Act of 2003,

that:

1. I have reviewed this quarterly report on Form 10-QSB of The Madonna Corporation;

2. Based on my knowledge, this yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this yearly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date with 90 days prior to the filing date of this yearly report (the "Evaluation Date"); and

     c) presented in this yearly report my conclusions about effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant deficiencies in the design or operation of internal controls which could      adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors and material weakness in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this yearly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: February 11, 2005

/s/ Thomas Charlton

     Thomas Charton, Chief Executive Officer

Exhibit 99.2

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

302 and 906 of the Sarbanes-Oxley Act of 2003.

--------------------------------------------------------------------

In connection  with the Quarterly Report Pursuant to Section 13 or 15(d) of the Securities  Exchange  Act of 1934on Form 10-KSB of The Madonna Corporation(the "Company")  for the period ended December 31, 2004, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Lance R. Larsen, (Principal financial and accounting officer), certify, pursuant to 18 U.S.C. Sec.1350, as adopted  pursuant  to  Section  302 and 906 of the Sarbanes-Oxley Act of 2003, that:

1. I have reviewed this annual report on Form 10-QSB of The Madonna Corporation

2. Based on my knowledge, this yearly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this yearly report;

3. Based on my knowledge, the financial statements, and other financial information included in this yearly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this yearly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this yearly report is being prepared;

b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date with 90 days prior to the filing date of this yearly report (the "Evaluation Date"); and

c) presented in this yearly report my conclusions about effectiveness of      the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors and material weakness in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this yearly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: February 11, 2005

/s/ Lance R. Larsen

     Lance R. Larsen (Principal financial and accounting officer)

  EXHIBIT 99.3

                             CONTROLS AND PROCEDURES

The Company's management, including the Chief Executive Officer and Chief Financial Officer conducted an evaluation of the Company's disclosure controls and procedures as of a date within 90 days of the filing of this report on Form 10-QSB. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have determined that such controls and procedures are designed to ensure that material information relating to the Company is made known to them, particularly during the period in which this Form 10-QSB was being prepared. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Exhibit 99.4

CERTIFICATIONS OF CEO AND CFO PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                          CERTIFICATIONS PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

                           (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of the Madonna Corporation, a Colorado corporation (the "Company"), on Form 10-QSB for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), Thomas Charlton, Chief Executive Officer of the Company and Lance R. Larsen, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C.  1350), that to his knowledge:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Thomas Charlton

     Thomas Charlton, Chief Executive Officer

      February 11, 2005

/s/ Lance R. Larsen

     Lance R. Larsen Chief Financial Officer

     February 11, 2005

A signed original of this written statement required by Section 906 has been provided to The Madonna Corporation and will be retained by The Madonna Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 23

Consent of Professional Geologist

I, BERNARD DEWONCK, of Suite 620 – 650 West Georgia, Vancouver, British Columbia, do hereby consent to the use in this registration statement of Rapa Mining Inc. on Form SB−2 of my Geological Report On The Long Lake group of claims in Northern Ontario dated September 30, 2004, appearing in the prospectus, which is part of the Registration Statement. I also consent to the reference to me under the heading “Experts” in such prospectus.

/s/ Bernard Dewonck

    Bernard Dewonck, P. Geo.

    620 – 650 West Georgia

    Vancouver, British Columbia

January 9, 2005

Exhibit 99.1

Board of Directors Minutes

MINUTES OF THE BOARD OF DIRECTORS

OF

THE MADONNA CORPORATION

At a meeting of the Board of Directors of The Madonna Corporation held in the city Of Calgary in the Province of Alberta, Canada on January 15, 2005, notice duly waived and both directors present, the following resolutions were passed:

RESOLVED: that The Madonna Corporation agree to purchase a group of mining Claims from its President, Thomas J. Charlton.  The claims are described as:

Long Lake Property, Abrey Township, NW Ontario, NTS 42E/10

CLAIM NUMBER	UNITS	EXPIRY DATE	WORK REQUIREMENT

TB 3011324 (1)	2	March 17, 2005	$800
TB 3011325 (1)	2	March 17, 2005	$800
TB 3011326 (1)	2	March 17, 2005	$800
TB 3011327 (1)	2	March 17, 2005	$800
TB 3011328 (1)	2	March 17, 2005	$800
TB 3011332 (1)	4	March 17, 2005	$1,600
TB 3011333 (1)	2	March 17, 2005	$800
TB 941332 (2)	1	January 27, 2005	$400
TB 941333 (2)	1	January 27, 2005	$400
TB 941334 (2)	1	January 27, 2005	$400
TB 941335 (2)	1	January 27, 2005	$400
TB 941336 (2)	1	January 27, 2005	$400
TB 941337 (2)	1	January 27, 2005	$400

The Board also noted the short time fuse on partial work requirements and agreed to either get an acceptable extension or provide the funding to perform the work.  The resolution was carried.

RESOLVED:

that the Board take all necessary steps to achieve a forward split of the corporation’s issued and outstanding common stock on  a ten to one (10 – 1) basis.  Resolution carried.

There being no further business, the meeting was adjourned.

Exhibit 99.2

Geological Report

On

Long Lake Claims

Report on

Long Lake Property

Abrey Township, NW Ontario

NTS 42E/10

Prepared for

MADONNA CORPORATION

7816 Calla Donna Place, SW

Calgary, AB T2V 2R1

Prepared by

B. Dewonck, P. Geo.

Coast Mountain Geological Ltd.

P.O. Box 11604

620 – 650 West Georgia Street

Vancouver, B.C.      V6B 4N9

September 30, 2004

TABLE OF CONTENTS

  Page

SUMMARY

     1

INTRODUCTION

     2

LOCATION AND ACCESS

     2

PHYSIOGRAPHY AND CLIMATE

     2

CLAIM STATUS

     2

HISTORY

     6

REGIONAL GEOLOGY

     7

PROPERTY GEOLOGY

     9

CONCLUSIONS AND RECOMMENDATIONS

     9

REFERENCES

    11

STATEMENT OF QUALIFICATIONS

    12

LIST OF FIGURES

FIGURE 1:

General Location Map

      3

FIGURE 2:

Regional Location Map

      4

FIGURE 3:

Claim Map

      5

FIGURE 4:

Regional Geology

      8

LIST OF TABLES

TABLE 1:

Claim Information

      2

TABLE 2:

Major Deposits: Beardmore-Geraldton Area

      6

SUMMARY

The Long Lake property is situated at the eastern end of the Beardmore-Geraldton greenstone belt, approximately 300 km northeast of Thunder Bay, Ontario. The property straddles Long Lake but overlies portions of the shoreline on either side. It is situated some 10 km southwest of the town of Lonlac, which is on the Trans Canada Highway. Access is by boat for most of the year and by snowmobile on the frozen lake during winter.

The belt is one of the major gold producing areas in Archean rocks of the Canadian Shield. In the period from the 1930’s to the 1960’s, over 4.1 million ounces of gold and 250,000 ounces of silver were produced from over 18 mines in the area. Over 90% of this production came from deposits spacially related to an ironstone formation, which from outcrop and aeromagnetic data can be defined from southwest of Lake Nipigon to east of Geraldton, a distance of over 175 km.

The Long Lake property lies along the same regional magnetic conductor (i.e. ironstone) that defines the Beardmore-Geraldton trend.. Mineralization along this trend is commonly associated with structures perpendicularly cross-cutting ironstone, thus limiting the potential strike length and size of mineral deposits. At Long Lake, the ironstone stratigraphy changes direction to a north-northeast trend that becomes subparallel to a regionally mapped shear or fault that follows the lake, thus increasing the potential for coincidence of favourable structure and geology.

A 1999 Horizontal Loop Electromagnetic (HLEM)/ magnetic geophysical survey identified two northeast trending conductors. Both are cut off to the southwest by survey limits. Survey limits to the northeast are not known to the author, therefore extent of the conductors in that direction is not known.

The property covers an area where geological and structural trends appear to coincide at a more oblique angle than is the norm, thus presenting the potential for increased strike length of juxtaposed structure and favourable geology. Conductors have been identified on the property by previous work however their location under the lake may have inhibited follow-up exploration. The drilling of targets under lakes has been successfully accomplished elsewhere, such as at the Meadowbank deposit in Nunavut Territory and a number of diamond exploration projects in the Northwest Territories.

The location of the 1999 geophysical data and survey grid requires confirmation by means of GPS survey equipment and extension at least to the southwest. This program will have to be conducted in the winter in order to be able to survey over the lake while safely frozen. In addition, thorough research of previous exploration in and around the claim area is needed to avoid duplication and enhance drill target definition. A budget of USD$50,000 is outlined for this work.

INTRODUCTION

This report, prepared at the request of Madonna Corp., provides information on the location, geological and historical setting of the Long Lake Property in northwestern Ontario. Recommendations are made for an initial phase of exploration by Madonna Corporation.

LOCATION AND ACCESS

The claims are situated in Abrey Township, northwestern Ontario, approximately 22 km east of the town of Geraldton and straddling Long Lake on NTS mapsheet 42E/10. The property is 10 km southwest of Lonlac, which is on the Trans Canada Highway approximately 300 km northeast of Kenora. The 301 hectare property is centred on 490 40’ N Latitude and 860 39’ W Longitude.

PHYSIOGRAPHY AND CLIMATE

The majority of the claims overlie Long Lake with limited coverage of both shores. Access is achieved by boat through most of the year and by snowmobile on the frozen lake in the winter. The author has no information on any direct access by road.

CLAIM STATUS

TABLE 1

CLAIM INFORMATION

CLAIM NUMBER	UNITS	EXPIRY DATE	WORK REQUIREMENT

TB 3011324 (1)	2	March 17, 2005	$800
TB 3011325 (1)	2	March 17, 2005	$800
TB 3011326 (1)	2	March 17, 2005	$800
TB 3011327 (1)	2	March 17, 2005	$800
TB 3011328 (1)	2	March 17, 2005	$800
TB 3011332 (1)	4	March 17, 2005	$1,600
TB 3011333 (1)	2	March 17, 2005	$800
TB 941332 (2)	1	January 27, 2005	$400
TB 941333 (2)	1	January 27, 2005	$400
TB 941334 (2)	1	January 27, 2005	$400
TB 941335 (2)	1	January 27, 2005	$400
TB 941336 (2)	1	January 27, 2005	$400
TB 941337 (2)	1	January 27, 2005	$400

(1) Registered owner of the claim is Luverne Edward Hogg.

(2) Registered owner of the claim is Hardrock Extension Inc.

Fig.1.

Location of project area (Fig.2).  Universal Transverse Mercator (UTM) projection with

1983 North American Datum (NAD83): Zone 16.

ALFRED LAKE
MCQUESTEN
HOUCK
LONGLAC AREA
OAKES
86°45' W
GERALDTON
49°45' N
CROLL
Provincial Highway 11
MICKELVIE
10 km
DUCKLING LAKE AREA

Fig.2.

 Property map of the Long Lake property, from the Ontario Geological survey web site: http://www.mndm.gov.on.ca/mndm/ mines/lands/claimap3/default_e.asp).

 Map scale is approximately 1:125,000 (latitude-longitude projection).  The property lies east of

 Geraldton, within Abrey Township in the McBean Lake area.

Fig.3.  Mineral tenures

composing the Long Lake property, from the Ontario Geological survey web site: http://www.mndm.

gov.on.ca/mndm/mines/lands/claimap3/default_e.asp).  Map scale is approximately 1:50,000 (Universal

Transverse Mercator (UTM) projection with 1983 North American Datum (NAD83): Zone 16).  The property lies east of Geraldton, within Abrey Township in the McBean Lake area.

HISTORY

The property is situated at the eastern end of the Beardmore-Geraldton greenstone belt, one of the major golf producing camps in the Archean rocks of the Canadian Shield, 16 km east of the largest producer in the belt (Hard Rock-MacLeod-Cockshutt-.Mosher deposit). Mining over an almost 50 year period in at least eighteen mines, from the 1930’s to the 1960’s, produced more than 4.1 million ounces of gold and 250,000 ounces of silver. Gold was first discovered in the Beardmore area at the Beardmore (Northern Empire) Mine in 1925, with production commencing in 1934. In the Geraldton area, gold was reported during World War I however it was not until 1931 that discoveries were made that eventually led to mining, this being the Hard Rock Mine. The first gold producer was the Little Long Lac Mine, discovered in 1932 and producing in 1934. Major producers are summarized in Table 2 below:

TABLE 2

BEARDMORE-GERALDTON AREA:  MAJOR PRODUCERS

MINE	YEARS	OZ GOLD	OZ SILVER	TONS MILLED

Macleod-Cockshutt	1938-68	1,475,728	101,388	10,337.229
Leitch	1936-68	847,690	31,802	920,745
Little Long Lac	1934-54, 1956	605,499	52,750	1,780, 516
Mosher Long Lac	1962-66	330,265	34,604	2,710,657
Hard Rock	1938-51	269,081	9,009	1,458,375
Magnet Consolidated	1938-43 1946-52	152,089	16,879	359,912
Beardmore (Northern Empire	1934-41,1949	149,493	19,803	425,866

The most recent work done on the subject property was in 1999, when a Horizontal Loop Electromagnetic (HLEM) and magnetic survey was conducted, resulting in the delineation of two conductors over the lake. Their location has likely inhibited further exploration, however drilling under lakes has been successfully been undertaken on other projects, such as the Meadowbank deposit in Nunavut Territory and a number of diamond exploration projects in the Northwest Territories.

REGIONAL GEOLOGY

The Beardmore-Geraldton area lies at the southern boundary of the east-west trending, isoclionally folded early Precambrian metavolcanic-netasedimentary sequence of the Wabigoon Subprovince. The sequence has been intruded by felsic batholiths, stocks and sills, and lenticular mafic intrusions. Late Precambrian diabase dikes and sills intrude all rock types. The regional metamorphic grade is greenschist facies. Folding has been along east west trending axes, and similarly trending faults, notably the Bankfield-Tombill and Little Long Lac Faults, appear to have been important factors in determining the location of many gold deposits in the Geraldton area. Faulting commenced prior to mineralization but subsequent to felsic intrusion and continued after mineralization.

Ironstone, which is spatially related to many gold deposits throughout the greenstone belt, can be traced in outcrop and from aeromagnetic data from southwest of Lake Nipigon to east of Geraldton, a distance of more than

Gold mineralization has been subdivided into three principal belts based on stratigraphic location and host rock lithology, as follows:

(1)

Southern mafic volcanic dominated belt: (e.g. Northern Empire Mine)

(2)

Southern sedimentary dominated belt:

(a) metasedimentary host rock:

-

quartz veins and stringers in fracture zones in clastic metasediments (e.g. Little Long Lac, Magnet Consolidated, Leitch, Hard Rock Mines)

-

quartz vein stringers  and replacement sulphides in ironstone (e.g. MacLeod-Cockshutt, Hard Rock Mines)

(b) felsic and mafic intrusive rocks

-

quartz veins and stringers in folded albite porphyry (e.g. MacLeod-Cockshutt, Hard Rock Mines)

-

mineralized zones of shearing and albite porphyry (e.g. Consolidated Mosher Mine)

-

quartz veins in shear zones in hornblende diorite or gabbro (e.g. Talmora Mine)

(c) localized at the contact between minor felsic intrusive rocks and metasediments

-

shear zone between metawacke and albite porphyry (e.g. MacLeod-Cockshutt, Hard Rock, Consolidated Mosher Mines)

-

sulphide zones in fractures or shear zones in the contact between ironstone and quartz diorite (e.g. Macleod-Cockshutt)

(d) mafic volcanic host rock

(3)

northern felsic volcanic dominated belt (e.g. Orphan (Dik-Dik) Mine)

GERALDTON
49°45' N
86°45' W
N
W
E
S
Provincial Highway 11
Granitic intrusion
Metavolcanic rocks
Beardmore-Geraldton Fold Belt
Metasedimentary rocks
Couchiching-type metasedimentary rocks
10 km

Fig.4.  Regional

geological map of the Long Lake property (the same area as that shown in Fig.2).  Map scale is approximately 1:125,000 (latitude-longitude projection).  Geological boundaries and units are from Kehlenbeck (1986).  The locations of the pertinent mineral tenures are marked by polygons bordered in red.  The property is underlain almost entirely by metasedimentary rocks, which probably include banded iron formation lithologies.

Of all the gold produced in the Beardmore-Geraldton belt, 94% is from the southern sedimentary dominated belt, and more particularly, associated with ironstone.

PROPERTY GEOLOGY

The Long Lake property lies along the same regional magnetic conductor (i.e. ironstone) that defines the Beardmore-Geraldton trend, with which most deposits in the camp are spatially associated. Mineralization along this trend is commonly associated with structures perpendicularly cross-cutting ironstone, thus limiting the potential strike length and size of mineral deposits. At Long Lake, the ironstone stratigraphy changes direction to a north-northeast trend that becomes subparallel to a regionally mapped shear or fault that follows the lake, thus increasing the potential for coincidence of favourable structure and geology.

The 1999 geophysical surveys identified two northeast trending conductors, one largely within claim TB 941334 and a second, much shorter one, situated to the south. Both are cut off to the southwest by survey limits. Survey limits to the northeast are not known to the author, therefore extent of the longer conductor in that direction is not known. The quality of data and maps available to the author is poor and requires further verification prior to any future work.

CONCLUSIONS AND RECOMMENDATIONS

The Long Lake property is situated at the eastern end of the Beardmore-Geraldton greenstone belt, one of the major gold producing belts in Archean rocks of the Canadian Shield. Most of the gold production and occurrences are spacially related to ironstone , which has been identified both in outcrop and by aeromagnetic data and effectively defines the belt. Gold mineralization commonly occurs where structures perpendicularly cross-cut the ironstone.

The property covers an area where geological and structural trends appear to coincide at a more oblique angle than is the norm, thus presenting the potential for increased strike length of juxtaposed structure and favourable geology. Conductors have been identified on the property by previous work however their location under the lake may have inhibited follow-up exploration. The drilling of targets under lakes has been successfully accomplished elsewhere, such as at the Meadowbank deposit in Nunavut Territory and a number of diamond exploration projects in the Northwest Territories.

The location of the 1999 geophysical data and survey grid requires confirmation by means of GPS survey equipment and extension at least to the southwest. This program will have to be conducted in the winter in order to be able to survey over the lake while safely frozen. In addition, thorough research of previous exploration in and around the claim area is needed to avoid duplication and enhance drill target definition.

A budget of USD$50,000 is proposed for this work, as outlined below:

Geologist $ 7,000
Grid emplacement 8,000
GPS Survey 5,000
HLEM/Magnetometer Survey 20,000
Report 5,000
Contingency @ 10% 5,000

TOTAL $50,000

REFERENCES

Kehlenbeck, M.M. (1986):Folds and Folding in the Beardmore-Geraldton Fold Belt, in Canadian Journal of Earth Sciences 23, pp. 158-172.

Mason, John K., and McConnell, Craig D. (1983): Gold Minerlization in the Beardmore-Geraldton Area in The Geology of Gold in Ontario, Ontario Geological Survey Miscellaneous Paper 110 (edited by A.C. Colville)

Mudry, Philip, (2003): Long Lake Gold Prospect, Abrey Township, Northwestern Ontario, unpublished report for B.K. Mining Corp.

STATEMENT OF QUALIFICATIONS

I, BERNARD DEWONCK, self employed consulting geologist with address of 11931 Dunford Road, Richmond, B.C., V7E 3M6, HEREBY CERTIFY THAT:

1.

I am a graduate of the University of British Columbia, Vancouver, British Columbia with a B.Sc. (1974) in Geology.

2.

From 1977 to the present I have been actively employed in various capacities in the mining industry in numerous locations in North America, Central America, and South America.

3.

I have been retained by Coast Mountain Geological Ltd, a British Columbia corporation with a business address of 620-650 West Georgia Street, Vancouver, B.C., V6B 4N9, to complete this report and make recommendations for future work on the Long Lake property for Madonna Corporation.

4.

I do not own any interest in the Long Lake property nor do I own any interest in any company or entity that owns or controls an interest in the claims which comprise the property.

5.

I am registered as a Professional Geoscientist with the Association of Professional Engineers and Geoscientists of British Columbia (#19885).

6.

I approve of this report being used for any lawful purpose as may be required by Madonna Corporation and its affiliates.

DATED in Vancouver, B.C., this 30th day of September, 2004.

___________________________________________

/s/Bernard Dewonck, P.Geo.

Information contained in this report has been compiled with the permission of Madonna Corporation from sources believed to be reliable however, the accuracy and completeness of data herein cannot be guaranteed.  Neither the author, Coast Mountain Geological Ltd. nor Madonna Corporation assumes responsibility for errors or omissions. This report is not a solicitation to either buy or sell interests or securities in any corporation and has been neither approved nor disapproved by any U.S. or Canadian stock exchange.

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